Exhibit 10.8

May 23, 2016

Omega Pharma N.V.
IZ De Prijkels Venecoweg 269
B-9810 Nazareth
Belgium

Re:	Waiver to Note Purchase Agreement

Ladies and Gentlemen:

Reference is hereby made to that Waiver to Note Purchase Agreement dated as of May 16, 2016 between Omega Pharma N.V. (the “Company”) and each of the Noteholders party thereto, as the same may be amended, restated, modified or supplemented from time to time (as amended, the "Waiver"). Capitalized terms which are used herein without definition and which are defined in the Waiver shall have the same meanings herein as in the Waiver.
The Company has requested that the Noteholders amend the Waiver, and this letter is to confirm that the Company and the Noteholders have agreed to amend the Waiver by deleting the first and third of the three references to the date “May 25, 2016” in the Waiver, and replacing each of those two references in the Waiver with the date “June 8, 2016” so long as (a) each of the Subsidiary Guarantors has executed and delivered to the Noteholders the Subsidiary Guarantor Acknowledgment in the form of Exhibit B attached to the Waiver and (b) each of the Subsidiary Guarantors shall have executed this letter.
Except as expressly amended by this letter, all terms, conditions and covenants contained in the Waiver are hereby ratified and shall be and remain in full force and effect.
This letter shall become effective upon the execution and delivery hereof by the Company and the Noteholders. This letter supersedes any and all of our prior communications among the parties hereto, if any, regarding the subject of this letter.
THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

This letter may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Execution of this letter by any of the parties may be evidenced by way of a faxed transmission of such party’s signature and such faxed signature shall be deemed to constitute the original signature of such party to this letter.

If the foregoing is in accordance with your understanding, please confirm your agreement to the amendment set forth herein by signing this letter in the space indicated below.

Very Truly Yours,

THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA

BY:	/s/ Joshua Shipley
Name: Joshua Shipley
Title: Vice President

Accepted and Agreed:

OMEGA PHARMA N.V.

By:	/s/ John T. Hendrickson
Name: John T. Hendrickson
Title: Chief Executive Officer

By:	/s/ Judy L. Brown
Name: Judy L. Brown
Title: Executive Vice President, Business Operations and Chief Financial Officer

OMEGA PHARMA BELGIUM N.V.

By:	/s/ Excito BVBA
Name: Excito BVBA
Title: Director

By:	/s/ Brandracer BVBA
Name: Brandracer BVBA
Title: Director

CHEFARO NEDERLAND B.V. (CURRENTLY OMEGA PHARMA NEDERLAND BV)

By:	/s/ Brandracer BVBA
Name: Brandracer BVBA
Title: Director

OMEGA PHARMA HOLDING NEDERLAND B.V.

By:	/s/ Joost Hunfeld
Name: Joost Hunfeld
Title: Director

OMEGA PHARMA ESPAÑA S.A.

By:	/s/ Brandracer BVBA
Name: Brandracer BVBA
Title: Director

CHEFARO PHARMA ITALIA SRL

By:	/s/ Geert Cools
Name: Geert Cools
Title: Director

ACO HUD AB (CURRENTLY OMEGA PHARMA NORDIC AB)

By:	/s/ Geert Cools
Name: Geert Cools
Title: Director

By:	/s/ Magnus Bruhn
Name: Magnus Bruhn
Title: Director

DEUTSCHE CHEFARO GMBH (CURRENTLY OMEGA PHARMA DEUTSHLAND GmBH)

By:	/s/ Stephan Tomat
Name: Stephan Tomat
Title: Director

WARTNER EUROPE B.V.

By:	/s/ Brandracer BVBA
Name: Brandracer BVBA
Title: Director

DAMIANUS B.V.

By:	/s/ Calisco BVBA
Name: Calisco BVBA
Title: Director

MEDGENIX BENELUX N.V.

By:	/s/ Excito BVBA
Name: Excito BVBA
Title: Director

By:	/s/ Brandracer BVBA
Name: Brandracer BVBA
Title: Director

BIOVER NV

By:	/s/ Calisco BVBA
Name: Calisco BVBA
Title: Director

By:	/s/ Pachterbos BVBA
Name: Pachterbos BVBA
Title: Director

ACO HUD NORDIC AB

By:	/s/ Geert Cools
Name: Geert Cools
Title: Director

By:	/s/ Magnus Bruhn
Name: Magnus Bruhn
Title: Director

RICHARD BITTNER AG

By:	/s/ Magnus Bruhn
Name: Magnus Bruhn
Title: Director